MML SERIES INVESTMENT FUND II

Supplement dated October 30, 2009 to the

Prospectus dated May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

The following information replaces similar information for the MML Strategic Emerging Markets Fund found on page 21 for Baring Prior Performance for Similar Accounts:

During the periods shown above, the highest quarterly return was 27.55% for the quarter ended

December 31, 2001 and the lowest was -25.96% for the quarter ended September 30, 2008.

The following information replaces similar information for the MML Strategic Emerging Markets Fund found on page 22 for Baring Average Annual Total Returns for Similar Accounts:

	One Year	Five Years	Since Inception (7/1/99)
Baring Composite
Class II	-49.16%	9.27%	6.69%
Service Class I	-49.29%	9.01%	6.43%
MSCI® EM Index^	-53.33%	7.66%	5.70%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AN7643-09-03